UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number      811-21650
                                   ---------------------------------------------


                              ASA (Bermuda) Limited
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          11 Summer Street - 4th Floor
                 Buffalo, New York                              14209
--------------------------------------------------------------------------------
        (Address of principal executive offices)              (Zip code)

                            JPMorgan Chase Bank, N.A.
                            3 Chase Metrotech Center
                            Brooklyn, New York 11245
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:     716-883-2428
                                                    ----------------------


Date of fiscal year end:   November 30, 2006
                          ------------------------------------


Date of reporting period:  November 30, 2006
                          ------------------------------------

Item 1.     Reports to Stockholders.


                              ASA (BERMUDA) LIMITED

                                     ANNUAL
                                     REPORT


















                                      2006

ASA (BERMUDA) LIMITED





ANNUAL REPORT AND
FINANCIAL STATEMENTS

November 30, 2006


DIRECTORS
Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Ronald L. McCarthy (South Africa)
Robert A. Pilkington (U.S.A.)
A. Michael Rosholt (South Africa)


CONTENTS
Chairman's report 2
Portfolio changes 4
Certain investment policies and restrictions 5
Report of independent registered public accounting firm 5
Schedule of investments 6
Statement of assets and liabilities 7
Statement of operations 8
Statements of changes in net assets 9
Notes to financial statements 10
Financial highlights 12
Supplementary information 12
Certain tax information for United States shareholders 13
Dividend reinvestment and stock purchase plan 15
Privacy notice 15
Proxy voting 16
Form N-Q 16
Annual CEO certification 16
Forward-looking statements 16
Board of directors and officers 17


OFFICERS
Robert J.A. Irwin, CHAIRMAN, PRESIDENT AND TREASURER
Paul K. Wustrack, Jr., SECRETARY AND CHIEF COMPLIANCE OFFICER

EXECUTIVE OFFICES
11 Summer Street
Buffalo, NY, U.S.A.

REGISTERED OFFICE
Canon's Court
22 Victoria Street
Hamilton HM 12, Bermuda

AUDITORS
Ernst & Young LLP, New York, NY, U.S.A.

COUNSEL
Appleby Spurling Bailhache, Hamilton, Bermuda
Kirkpatrick & Lockhart Preston Gates Ellis LLP, Washington, DC, U.S.A.

CUSTODIAN
JPMorgan Chase Bank, N.A.
Brooklyn, NY, U.S.A.

SUBCUSTODIAN
FirstRand Bank Limited
Johannesburg, South Africa

FUND ACCOUNTANTS
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

SHAREHOLDER SERVICES
LGN Group, LLC
Florham Park, NJ, U.S.A.
(973) 377-3535

TRANSFER AGENT
Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

WEBSITE-WWW.ASALTD.COM

THE SEMI-ANNUAL AND ANNUAL REPORTS OF THE COMPANY AND THE LATEST VALUATION OF NET ASSETS PER SHARE MAY BE VIEWED ON THE COMPANY'S WEBSITE OR MAY BE REQUESTED FROM LGN GROUP, LLC, LAWRENCE G. NARDOLILLO, C.P.A., P.O. BOX 269, FLORHAM PARK, NEW JERSEY 07932 (973) 377-3535. SHAREHOLDERS ARE REMINDED TO NOTIFY COMPUTERSHARE OF ANY CHANGE OF ADDRESS.

CHAIRMAN'S REPORT (UNAUDITED)

   At November 30, 2006 the Company's net asset value was $74.19 per share. The closing price of the Company's shares on the New York Stock Exchange was $64.21 at November 30, 2006, which represented a 13.5% discount to the net asset value. This compares with the net asset value of $55.93 per share at November 30, 2005, at which time the closing price was $49.65, a discount of 11.2% to the net asset value.

   Net investment income for the fiscal year ended November 30, 2006 was $.76 per share, as compared to $.10 per share for the fiscal year ended November 30, 2005. Realized gain from investments, including net realized gain on investments from foreign currency transactions for the fiscal year ended November 30, 2006, were $1.38 per share, as compared to $1.25 per share for the fiscal year ended November 30, 2005.

   Dividends totaling $.90 per share were paid or declared during each of the fiscal years ended November 30, 2006 and November 30, 2005. (See Note 1.E. Dividends to Shareholders (page 10) and Certain tax information for United States shareholders (pages 13 and 14) for further comments.)

THE GOLD BULLION MARKET

   In 2006 the dollar price of gold continued to improve and in May it reached $732/oz. In 1980 the price spiked to $800/oz. Unlike that occasion, this time the gold price appears to be much less inclined to collapse from recent highs and it has spent a good deal of time above $600/oz. Indeed, the average for the year should be around $603/oz, which is a very gratifying 35% higher than last year's average price.

   The rand/dollar exchange rate is, of course, critical to the well-being of the South African mines and like most exporters they welcome a weak rand. Although there has been some recent recovery as the dollar has itself weakened, the rand was much softer in 2006 than in 2005 resulting in record high rand prices for bullion. A peak in the South African gold price of almost R154,350/kg was seen in July and the year's average price is almost R132,000/kg. The last few months have seen the rand price staying quite close to the R145,000/kg level.

   AngloGold Ashanti has reported on an interesting development in the North American market. The retail trade there appears resigned to the higher raw material prices and, accordingly, has been increasing prices on finished products rather than trying to keep prices constant by reducing the gold content of jewelry pieces. U.S. consumers have been setting records in their spending on these items.

   Without any particularly noteworthy activity in the bullion market by the world's central banks this year, analysts have been speculating about whether or not Russia might not soon be a significant buyer in order to boost the gold component of its reserves from currently quite low levels. China's intention to diversify its own reserves away from dollar currency holdings has also at times been a factor in the gold bullion market.

THE GOLD SHARE MARKET

   The FTSE/JSE Gold Mining Index has just six constituent shares of which the three owned by the Company make an overwhelming majority contribution. The index echoed the rand gold price and peaked at 3333 points in July 2006 as well. The range this year has been a comparatively modest 880 points (2005's range was 1720 points). Currently, the index level is at about 2900 points. One factor holding back share price performance is that both AngloGold Ashanti and Harmony have been unable to report headline profits for any of the quarterly reporting periods so far this year. In both cases a key culprit is poorly positioned hedge books.

   Gold Fields is the largest holding in our portfolio. It is the second largest gold producer in Africa. The company is approaching completion of the acquisition of the South Deep Mine (formerly jointly owned by South Africa's Western Areas and Canada's Barrick Gold) for $1.5 billion in shares and cash. In 2007, Gold Fields plans to complete a study into the viability of expanding the mine's annual production to 1 million ounces from the 800,000 ounces currently expected by 2011. South Deep Mine is one of the most important new sources of gold reserves in the world and it will be an advantage to Gold Fields at a time when all gold mining companies are seeking new reserves to replace the old reserves currently being mined.

   The performance of the North American producers, as measured by the Philadelphia Gold & Silver Index, has been similar to the dollar gold price and peaked at just over 160 in May. This represented a 100% gain over the low set nearly one year earlier. The current level of 140 is nearly at the year's average.

THE PLATINUM MARKET

   Rumors about the possible  launch of a platinum  metal  exchange-traded  fund
(ETF) caused the price of this metal to spike to an all time high of $1,390/oz in the middle of November 2006. However, it quickly retreated from these heights and is currently in the lower end of the $1,100/oz to $l,250/oz range, where it has been for much of the year. This still represents a substantial increase over 2005 prices. According to the Johnson Matthey Platinum review, industrial demand for the metal should grow while jewelry demand - particularly in China - is expected to decline. With overall supply growth more or less matching this forecast demand, the expectation is for the platinum price to remain at current levels within a $280/oz trading range.

   Both Anglo American Platinum and Impala share prices have enjoyed a very positive year and, as they did in 2005, will end the current year near their all-time highs.

THE ECONOMIC ENVIRONMENT

   The United States ceased its regular upward ratcheting of the federal funds rate in mid-2006 and the world has been watching to see how the U.S. economy and its currency will respond. There are well-defended and strongly argued positions on either side of the soft landing versus hard landing scenarios as well as on whether or not the U.S. dollar will weaken further. Increasingly, recent evidence is growing that the housing market is slowing substantially, but any signs of a knock-on effect for the all-important consumer are not yet obvious.

   Globally, there seems only a scant threat of inflation soaring away on the upside; nevertheless, many central banks have been continuing a program of rate increases. In South Africa, the Reserve Bank has become particularly worried by the surge in money supply and credit extension. In addition to enjoying its own share of the world-wide increase in liquidity, South Africa has been subject to a unique change in the population dynamics, as hitherto underemployed portions of the community have been able to join in the consumer culture and are making up for lost time. In June, after a long period of no change, the Bank began a program of increasing the repurchase rates about every two months by 50 basis points. It is currently now at 9% and the prime overdraft rate is at 12.5%. It will take a while for even these comparatively high interest rates to slow consumer momentum.

   As noted earlier, the rand has not enjoyed a strong year. Against the U.S. dollar its weakness was somewhat watered down by its own weakness against other currencies and so at a current level of just over R7 per USD it is down about 10% since January 1, 2006. Against the British pound, however, it is down more than 20% for the comparable period. Some impact of this weakening currency can be seen in the annualized GDP growth figures of 5.5%, 5.0% and 4.9% for the first three quarters of 2006, respectively. The recent substantial upward revision to the first two of these figures shows that the country came close to the government target of 6% but the trend is, unfortunately, not in the right direction.

PORTFOLIO MATTERS

   In July 2005, the Company's shareholders voted to change the fundamental investment policies of the Company in order to allow it to broaden the diversification of its portfolio outside of South Africa. The purpose of this change was to allow the Company to take advantage of investment opportunities arising in countries around the world.

   South Africa's share of world production has dropped from approximately 80% thirty years ago to less than 15% today. South Africa is still in possession of immense gold reserves. However, most of these reserves can only be produced at a cost too high to encourage production at the current gold price. It is essential that gold mining companies seek out new mineable reserves throughout the world to replace current production. To that end, South African gold miners have to some extent expanded their exploration and production activities outside of the country. However, if the Company intends to fully participate in the benefits from this expansion in the gold mining industry, it should be diversifying its portfolio out of the South African investments that have served it so well over the years. This diversification should and will take a broad geographic form as many, if not most, of the most rapidly developing mining endeavours are in countries where political risk is an ongoing concern.

   AS WE CONTINUE TO DIVERSIFY THE PORTFOLIO, IT IS LIKELY THAT MORE CAPITAL GAINS WILL BE REALIZED THAN WAS TYPICAL IN PAST YEARS. AS THIS OCCURS, SHAREHOLDERS AND THEIR ADVISORS ARE AGAIN ENCOURAGED TO REVIEW THE IMPACT OF THE U.S. FEDERAL INCOME TAX RULES GENERALLY DESCRIBED ON PAGES 13 AND 14 OF THE 2006 ANNUAL REPORT, AND IN PREVIOUS ANNUAL AND SEMI-ANNUAL REPORTS, ON THEIR INDIVIDUAL FINANCIAL AND TAX SITUATION.

                                      * * *

   Ronald L. McCarthy will not stand for re-election as a director at our 2007 Annual General Meeting of Shareholders. We appreciate and thank Mr. McCarthy for the important role he has played in the affairs of the Company and of its predecessor, ASA Limited, the latter of which he served as Managing Director for many years.

   THE ANNUAL GENERAL MEETING OF SHAREHOLDERS WILL BE HELD ON THURSDAY, FEBRUARY 8, 2007, AT 10:00 A.M. AT THE OFFICES OF UBS, 1285 AVENUE OF THE AMERICAS, 14TH FLOOR, NEW YORK, NEW YORK, USA. WE LOOK FORWARD TO HAVING YOU IN ATTENDANCE.

                                        ROBERT J.A. IRWIN,
                                        CHAIRMAN, PRESIDENT AND TREASURER

December 29, 2006

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


      PHILADELPHIA GOLD & SILVER INDEX (XAU): Monthly average (unaudited)

        107.5                      2005    93                        2006    142
2004    102.69                             94                                141
        99.63                              98                                133
        100.13                             89                                150
        93.82                              83                                151
        84.03                              90                                132
        85.83                              92                                142
        87.53                              95                                145
        89.88                              106                               133
        94.95                              108                               128
        101.71                             112                               139
        106.83                             122
        100


            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


    LONDON FREE MARKET GOLD PRICE: Monthly average $ per ounce (unaudited)

        407.59                     2005    424                       2006    550
2004    413.99                             423                               555
        405.33                             434                               557
        406.67                             429                               611
        403.02                             422                               675
        383.45                             431                               596
        391.99                             424                               634
        398.09                             438                               632
        400.48                             456                               598
        405.27                             470                               586
        420.46                             477                               628
        439.39                             510
        442





--------------------------------------------------------------------------------

PORTFOLIO CHANGES DURING THE YEAR ENDED                     NUMBER OF SHARES
NOVEMBER 30, 2006 (UNAUDITED)                               ----------------
                                                        INCREASE       DECREASE
        Barrick Gold Corporation                        --------       --------
        Goldcorp Inc.                                    195,000
        Impala Platinum Holdings Limited                 300,000
        Mvelaphanda Resources Limited                  1,507,100(1)
        Placer Dome Incorporated                                       1,950,000
        Randgold Resources Limited - ADRs                              1,065,312
                                                         900,000

(1) Received as 8 for 1 stock split, effective November 6, 2006.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS (UNAUDITED)

The following is a summary of certain of the Company's investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

THE CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company's investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

THE PERCENTAGE OF VOTING SECURITIES OF ANY ONE ISSUER THAT THE COMPANY MAY ACQUIRE. It is the non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of ASA (Bermuda) Limited:

   We have audited the accompanying statement of assets and liabilities of ASA (Bermuda) Limited (the "Company"), including the schedule of investments, as of November 30, 2006, and the related statement of operations and supplementary information for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements, supplementary information and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, supplementary information and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, supplementary information and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, supplementary information and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements, supplementary information and financial highlights referred to above present fairly, in all material respects, the financial position of ASA (Bermuda) Limited at November 30, 2006, the results of its operations and supplementary information for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.





                                                      Ernst & Young LLP


New York, New York
December 29, 2006

SCHEDULE OF INVESTMENTS

November 30, 2006
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of                      Percent of
      Name of Company                                                                     Shares     Market Value     Net Assets
------------------------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      AUSTRALIA
      Newcrest Mining Limited - ADRs                                                   3,000,000     $ 61,273,863            8.6%
------------------------------------------------------------------------------------------------------------------------------------
      CANADA
      Barrick Gold Corporation                                                           925,000       29,082,000            4.1
      Goldcorp Inc.                                                                      900,000       28,053,000            3.9
      Meridian Gold Inc. (1)                                                             600,000       18,480,000            2.6
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       75,615,000           10.6
------------------------------------------------------------------------------------------------------------------------------------
      CHANNEL ISLANDS
      Randgold Resources Limited - ADRs (1)                                              900,000       20,646,000            2.9
------------------------------------------------------------------------------------------------------------------------------------
      PERU
      Compania de Minas Buenaventura S.A. - ADRs                                         900,000       25,686,000            3.6
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH AFRICA
      AngloGold Ashanti Limited                                                        2,245,894      108,297,009           15.2
      Gold Fields Limited                                                              8,359,977      159,926,359           22.4
      Harmony Gold Mining Company Limited (1)                                            292,459        4,960,105             .7
      Harmony Gold Mining Company Limited - ADRs (1)                                   2,166,400       36,742,144            5.2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      309,925,617           43.5
------------------------------------------------------------------------------------------------------------------------------------
      UNITED STATES
      Newmont Mining Corporation                                                         520,368       24,410,463            3.4
------------------------------------------------------------------------------------------------------------------------------------
      Total ordinary shares of gold mining companies (cost - $140,482,378)                            517,556,943           72.6
------------------------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER MINING COMPANIES
      SOUTH AFRICA
      Anglo Platinum Limited                                                             520,100       60,195,547            8.5
      Impala Platinum Holdings Limited                                                 1,722,400       43,582,509            6.1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      103,778,056           14.6
------------------------------------------------------------------------------------------------------------------------------------
      UNITED KINGDOM
      Anglo American plc                                                               1,280,000       59,442,281            8.4
      LONMIN PLC - ADRS                                                                  450,000       27,161,672            3.8
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       86,603,953           12.2
------------------------------------------------------------------------------------------------------------------------------------
      Total ordinary shares of other mining companies (cost - $25,909,431)                            190,382,009           26.8
------------------------------------------------------------------------------------------------------------------------------------
      Total investments (Cost - $166,391,809) (2)                                                     707,938,952           99.4
------------------------------------------------------------------------------------------------------------------------------------
      CASH, CASH EQUIVALENTS, RECEIVABLES AND OTHER ASSETS LESS LIABILITIES                             4,328,299             .6
------------------------------------------------------------------------------------------------------------------------------------
      Net assets                                                                                     $712,267,251          100.0%
------------------------------------------------------------------------------------------------------------------------------------

      (1) Non-income producing security.

      (2) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2006 were $541,547,143 and $0, respectively, resulting in net unrealized appreciation on investments of $541,547,143.

      ADR - American Depository Receipt

      There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

      The notes to the financial statements form an integral part of these statements.


PORTFOLIO STATISTICS

November 30, 2006
--------------------------------------------------------------------------------
      COUNTRY BREAKDOWN*
      South Africa                     58.1%
      United Kingdom                   12.2%
      Canada                           10.6%
      Australia                         8.6%
      Peru                              3.6%
      United States                     3.4%
      Channel Islands                   2.9%

        * Country breakdowns, which are based on Company domiciles, are expressed as a percentage of net assets. The entire portfolio consists of investments in ordinary shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold and other precious minerals.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2006
----------------------------------------------------------------------------------------------------------------
      ASSETS
----------------------------------------------------------------------------------------------------------------
      Investments, at market value
         Gold mining companies - (cost - $140,482,378)                                           $517,556,943
         Other mining companies - (cost - $25,909,431)                                            190,382,009
----------------------------------------------------------------------------------------------------------------
                                                                                                  707,938,952
----------------------------------------------------------------------------------------------------------------
      Cash and cash equivalents                                                                    12,051,714
      Dividends and interest receivable                                                               340,711
      Deferred pension                                                                                170,000
      Other assets                                                                                     22,000
----------------------------------------------------------------------------------------------------------------
      Total assets                                                                                720,523,377
----------------------------------------------------------------------------------------------------------------


      LIABILITIES
----------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                                                        298,500
      Nonqualified pension liability                                                                  544,967
      Liability for retirement benefits due to current and future retired directors                   692,659
      Dividend payable                                                                              6,720,000
----------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                             8,256,126
----------------------------------------------------------------------------------------------------------------
      NET ASSETS (SHAREHOLDERS' INVESTMENT)                                                      $712,267,251
----------------------------------------------------------------------------------------------------------------
      Common shares $1 par value
         Authorized: 30,000,000 shares
         Issued & Outstanding: 9,600,000 shares                                                   $ 9,600,000
      Share premium (capital surplus)                                                              21,249,156
      Undistributed net investment income                                                          54,890,187
      Undistributed net realized (loss) from foreign currency transactions                        (75,260,226)
      Undistributed net realized gain on investments                                              159,696,948
      Net unrealized appreciation on investments                                                  541,547,143
      Net unrealized gain on translation of assets
         and liabilities in foreign currency                                                          544,043
----------------------------------------------------------------------------------------------------------------
      Net assets                                                                                 $712,267,251
----------------------------------------------------------------------------------------------------------------
      Net assets per share                                                                             $74.19
----------------------------------------------------------------------------------------------------------------


      The closing price of the Company's shares on the New York Stock Exchange on November 30, 2006 was $64.21.

      The notes to the financial statements form an integral part of these statements.

STATEMENT OF OPERATIONS

Year ended November 30, 2006
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
      Investment income
       Dividend income (net of foreign withholding taxes of $180,954)                                  $  11,006,282
       Interest income                                                                                       510,255
-----------------------------------------------------------------------------------------------------------------------
          Total investment income                                                                         11,516,537
-----------------------------------------------------------------------------------------------------------------------
      Expenses
       Shareholder reports and proxy expenses                                                                345,066
       Directors' fees and expenses                                                                          618,058
       Salaries and benefits                                                                                 764,254
       Other administrative expenses                                                                         626,324
       Fund accounting                                                                                        97,500
       Professional fees and expenses                                                                        785,037
       Insurance                                                                                             276,571
       Severance expense                                                                                     500,673
       Wind-up expenses - ASA Limited                                                                         55,029
       Other                                                                                                 135,352
-----------------------------------------------------------------------------------------------------------------------
          Total expenses                                                                                   4,203,864
-----------------------------------------------------------------------------------------------------------------------
      Net investment income                                                                                7,312,673
-----------------------------------------------------------------------------------------------------------------------
      Net realized gain from investments
       Proceeds from sales                                                                                33,773,417
       Cost of securities sold                                                                            21,184,671
-----------------------------------------------------------------------------------------------------------------------
      Net realized gain from investments                                                                  12,588,746
-----------------------------------------------------------------------------------------------------------------------
      Net realized gain (loss) from foreign currency transactions
       Investments                                                                                           665,981
       Foreign currency                                                                                     (249,330)
-----------------------------------------------------------------------------------------------------------------------
      Net realized gain from foreign currency transactions                                                   416,651
-----------------------------------------------------------------------------------------------------------------------
      Net increase in unrealized appreciation on investments
       Balance, beginning of year                                                                        377,887,288
       Balance, end of year                                                                              541,547,143
-----------------------------------------------------------------------------------------------------------------------
      Net increase in unrealized appreciation on investments                                             163,659,855
-----------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain from investments and foreign currency transactions                176,665,252
-----------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                                             $ 183,977,925
-----------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

Years ended November 30, 2006 and 2005
----------------------------------------------------------------------------------------------------------------------------


                                                                                             2006                    2005
----------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                          $  7,312,673            $    935,618
      Net realized gain from investments                                               12,588,746              33,023,562
      Net realized gain (loss) from foreign currency transactions                         416,651             (21,009,487)
      Net increase in unrealized appreciation on investments                          163,659,855              53,525,733
      Net unrealized gain (loss) on translation of assets
        and liabilities in foreign currency                                                    --                (439,268)
----------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                            183,977,925              66,036,158
      Dividends payable/paid
        From net investment income                                                     (7,312,673)             (1,920,000)
        From net realized gain from investments                                        (1,327,327)             (6,720,000)
----------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                                      175,337,925              57,396,158
      Net assets, beginning of year                                                   536,929,326             479,533,168
----------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year                                                        $712,267,251            $536,929,326
----------------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Year ended November 30, 2006


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIESAS A (Bermuda) Limited ("Company") is a closed-end management investment company registered under the United States Investment Company Act of 1940 and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company's significant accounting policies:

A. INVESTMENTS

Portfolio securities listed on U.S. and foreign stock exchanges are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. If a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the asked price less 1%, as applicable, is used. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company's Board of Directors. If a security is valued at a "fair value", that value is likely to be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and ADRs representing these securities are actively traded on the NewYork Stock Exchange, the securities are fair valued based on the last reported sales price of the ADRs.

The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B. CASH EQUIVALENTS

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.

C. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the closing rate of exchange on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

During the year ended November 30, 2006, sales of securities amounted to $33,773,417 and purchases of securities amounted to $30,827,580.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. DIVIDENDS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for United States federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 13 and 14 for certain additional tax information for United States shareholders.

F. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. BASIS OF PRESENTATION

The financial statements are presented in United States dollars.

Certain prior year amounts in the accompanying financial statements have been reclassified to conform with current year presentation.

Year ended November 30, 2006


2. NEW ACCOUNTING PRONOUNCEMENTS In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2006, the Company does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

3. RETIREMENT PLANS The Company has an unfunded non-qualified pension agreement with its Chairman, President and Treasurer, Robert J. A. Irwin, pursuant to which the Company credits amounts to a pension benefit account as determined from time to time by the Board of Directors. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%. Beginning December 1, 2006, interest equivalents will be credited at an annual rate of 5%. The Company recorded an expense of $65,500 for the total amount credited to the pension benefit account during the year ended November 30, 2006.

   An amount equal to the balance in the pension benefit account will be payable in a lump sum upon termination of Mr. Irwin's service as an officer of the Company. At November 30, 2006, the Company has recorded a liability for pension benefits due under the agreement of $544,967. The Company has recorded a deferred pension asset of $170,000 related to this retirement obligation.

   The Company recorded a provision of $739,431 during the fiscal year ended November 30, 2005 for an actuarially determined unfunded liability for retirement benefits due to current and future retired directors. During the fiscal year ended November 30, 2006, the liability amount of $739,431 was reduced by $46,772 due to the death of a retired director resulting in a liability of $692,659 as of November 30, 2006. Directors of the Company qualify to receive retirement benefits if they have served the Company (and its predecessor, ASA Limited) for at least twelve years prior to retirement.

4. ASA  LIMITED  In  connection  with the  winding up of ASA  Limited,  in South
Africa, the Company incurred expenses of $55,029 for the fiscal year ended November 30, 2006. In addition, the Company made a severance payment of $500,673 to Ronald L. McCarthy, former Managing Director of ASA Limited. This amount is reported as severance expense on the statement of operations.

5. CONCENTRATION RISK It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. Asubstantial portion of the Company's assets currently is invested in South African companies and other companies having significant assets or operations in SouthAfrica. The Company is, therefore, subject to gold and precious mineral related risks as well as risks related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. As a result of industry consolidation, the Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company's investments are concentrated in a limited number of securities of companies involved in the mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

6. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

FINANCIAL HIGHLIGHTS

                                                                                  Year Ended November 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                             2006           2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year                    $  55.93       $  49.95       $  51.54       $  33.48       $  21.97
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                      .76            .10            .22            .84            .85
      Net realized gain from investments                        1.31           3.44            .73             --            .51
      Net realized gain (loss) from foreign currency
        transactions                                             .04          (2.19)          (.68)           .32          (1.13)
      Net increase (decrease) in unrealized appreciation
        on investments                                         17.05           5.58          (1.34)         17.76          11.84
      Net unrealized gain (loss) on translation of
        assets and liabilities in foreign currency                --           (.05)           .03           (.06)           .24
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
        operations                                             19.16           6.88          (1.04)         18.86          12.31
      Dividends
        From net investment income                              (.76)          (.20)          (.55)          (.80)          (.80)
        From net realized gain from investments                 (.14)          (.70)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of year                          $  74.19       $  55.93       $  49.95       $  51.54       $  33.48
====================================================================================================================================

      Market value per share, end of year                   $  64.21       $  49.65       $  44.82       $  47.16       $  30.06

      TOTAL INVESTMENT RETURN(1)
      Based on market value per share                          31.54%         11.40%         (3.67%)        59.91%         55.72%

      RATIOS TO AVERAGE NET ASSETS
      Expenses                                                   .63%          1.15%          1.03%           .84%           .91%
      Net investment income                                     1.09%           .21%           .46%          2.09%          2.63%

      SUPPLEMENTAL DATA
      Net assets, end of year (000 omitted)                 $712,267       $536,929       $479,533       $494,784       $321,423
      Portfolio turnover rate                                   4.66%          7.31%          1.63%            --           4.41%



      Per share calculations are based on the 9,600,000 shares outstanding.

      (1) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.




SUPPLEMENTARY INFORMATION

Year ended November 30, 2006
--------------------------------------------------------------------------------
      CERTAIN FEES INCURRED BY THE COMPANY
--------------------------------------------------------------------------------
      Directors' fees                                                $316,000
      Officers' remuneration                                          741,417
      Ronald L. McCarthy (compensation related to ASA Limited)        520,996
--------------------------------------------------------------------------------


      The notes to the financial statements form an integral part of these statements.

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS (UNAUDITED)

   THE FOLLOWING IS OF A GENERAL NATURE ONLY AND IS NOT, AND SHOULD NOT BE INTERPRETED AS, LEGAL OR TAX ADVICE TO ANY PARTICULAR UNITED STATES SHAREHOLDER OF THE COMPANY. DUE TO THE COMPLEXITY AND POTENTIALLY ADVERSE EFFECT OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

   Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, (2) for taxable years of a United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

   In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to an "excess distribution" made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

   As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend,** with no interest charge.

   If a United  States  shareholder  elects to treat the  Company  as a QEF with respect to his shares therein for his first year he holds his shares during which the Company is a PFIC, the rules described in the preceding paragraphs generally would not apply; those rules also would not apply to a United States shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such "deemed sale" would be treated as an excess distribution. Instead, the electing United States shareholder would include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

   Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

   A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

   Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company's taxable year ends. A QEF election is effective for the shareholder's taxable year for which it is made and all of his subsequent taxable years and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2005 and who files his tax return on the basis of a calendar year may make a QEF election on his 2006 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2005 may also make the QEF election on his 2006 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

   A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In

------------------

* For example, the Company paid annual dividends of $.90, $.55 and $.80 per share during 2005, 2004 and 2003, respectively, an average per year of $.75 per share. Accordingly, any dividends during 2006 in excess of $.9375 per share (125% of $.75) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive and instead will be taxed at rates up to 35%.

order to allow United States shareholders to make QEF elections and to comply with the applicable annual reporting requirements, the Company annually provides them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations.

   In early 2007, the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2006 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

   Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

   Ordinarily, the tax basis that is obtained by a transferee of property on the property owner's death is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis therein immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder made a "deemed sale election"), then the basis increase generally will be available.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN (UNAUDITED)


   Computershare Trust Company, N.A. ("Computershare") has been engaged to offer a dividend reinvestment and stock purchase plan (the "Plan") to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

   For the purpose of making purchases, Computershare will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

   For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

   Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

   Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

   To participate in the Plan, shareholders may not hold their shares in a "street name" brokerage account.

   Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the internet at www.computershare.com/equiserve or by calling Computershare's Telephone Response Center at 1-781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.


--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

   The Company is committed to protecting the financial privacy of its shareholders.

   We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders' share accounts, to process transactions, to comply with shareholders' requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder's name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company's shareholders and former shareholders.

   We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders' accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

OTHER INFORMATION (UNAUDITED)


--------------------------------------------------------------------------------

PROXY VOTING

   The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2006 are available on the Company's website at
WWW.ASALTD.COM and on the Securities and Exchange Commission's website at WWW.SEC.GOV. A written copy of the Company's policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

FORM N-Q

   The Company files its schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at WWW.SEC.GOV. The Company's Forms N-Q also may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings reported on Form N-Q also is included in the Company's financial statements for the first and third quarters of each fiscal year which are available on the Company's website at WWW.ASALTD.COM.

ANNUAL CEO CERTIFICATION

   The Company has submitted to the New York Stock Exchange the required annual certification of the Company's Chief Executive Officer. The Company also will include the certification of the Company's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as an exhibit to the Company's Form N-CSR for the year ended November 30, 2006 to be filed with the Securities and Exchange Commission.

FORWARD-LOOKING STATEMENTS

   This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management's plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company's portfolio, the conditions in the United States, South Africa and other international securities and foreign exchange markets, the price of gold, platinum and other precious minerals and changes in tax law.

BOARD OF DIRECTORS AND OFFICERS
OF ASA (BERMUDA) LIMITED

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. Officers are elected to serve one-year terms. The address of each director and officer is c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.


INTERESTED DIRECTORS*
ROBERT J.A. IRWIN (79)
Position held with the Company: Chairman and Treasurer since 2003;
President since 2004; Director since 2003 (ASA Limited from 1987 to 2005)
Other Principal Occupations During Past 5 Years: Chairman and Treasurer of ASA
   Limited until 2005
Other Directorships held by Director: Former President, Chief Executive Officer and Director of Niagara Share Corporation

RONALD L. MCCARTHY (73)
Position held with the Company: Director since 2004
(ASA Limited from 1988 to 2005)
Principal Occupations During Past 5 Years: Managing Director and, from 2001, Secretary of ASA Limited until 2005
Other Directorships held by Director: None

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
HENRY R. BRECK (69)
Position held with the Company: Director since 2004
(ASA Limited from 1996 to 2004)
Principal Occupations During Past 5 Years: Chairman and a director of Ark Asset
   Management Co., (registered investment adviser)
Other Directorships held by Director: Director of Butler Capital Corp. (business financing)

HARRY M. CONGER (76)
Position held with the Company: Deputy Chairman (non-executive) since 2004 Director since 2004 (ASA Limited from 1984 to 2004)
Principal Occupations During Past 5 Years: Chairman and CEO Emeritus of
   Homestake Mining Company
Other Directorships held by Director: Director of Apex Silver Mines Limited

CHESTER A. CROCKER (65)
Position held with the Company: Director since 2004
(ASA Limited from 1996 to 2004)
Principal Occupations During Past 5 Years: James R. Schlesinger Professor of
   Strategic Studies, School of Foreign Service, Georgetown University; President of Crocker Group (consultants)
Other Directorships held by Director: Director of Universal Corporation,
   (tobacco, lumber and agri-products) United States Institute of Peace, First Africa Holdings Ltd. and G3 Good Governance Group, Ltd.

JOSEPH C. FARRELL (71)
Position held with the Company: Director since 2004
(ASA Limited from 1999 to 2004)
Principal Occupations During Past 5 Years: Retired Chairman, President and CEO of The Pittston Company (coal and mining, transportation and security services) (now The Brinks Company)
Other Directorships held by Director: Director of Universal Corporation
   (tobacco, lumber and agri-products) and Maxjet Airways, Inc.

JAMES G. INGLIS (62)
Position held with the Company: Director since 2004
(ASA Limited from 1998 to 2004)
Principal Occupations During Past 5 Years: Chairman of Melville Douglas
   Investment Management (Pty) Ltd. since 2002; Executive Director prior thereto.
Other Directorships held by Director: Director of Coupon Holdings (Pty) Ltd.

MALCOLM W. MACNAUGHT (69)
Position held with the Company: Director since 2004
(ASA Limited from 1998 to 2005)
Principal Occupations During Past 5 Years: Retired and formerly Vice President and Portfolio Manager at Fidelity Investments
Other Directorships held by Director: Director of Meridian Gold, Inc.

ROBERT A. PILKINGTON (61)
Position held with the Company: Director since 2004
(ASA Limited from 1979 to 2005)
Principal Occupations During Past 5 Years: Investment banker and Managing
   Director of UBS Securities LLC or predecessor companies
Other Directorships held by Director: Director of Avocet Mining PLC

A. MICHAEL ROSHOLT (86)
Position held with the Company: Director since 2004
(ASA Limited from 1982 to 2005)
Principal Occupations During Past 5 Years: Chairman of the National Business
   Initiative (South Africa), (non-profit organization); retired Chairman of Barlow Rand Limited (financial, industrial and mining corporation)
Other Directorships held by Director: None

--------------------------------------------------------------------------------

OTHER OFFICERS
PAUL K. WUSTRACK, JR. (63)
Position  held with the Company:  Secretary and Chief  Compliance  Officer since
2004
Other Principal Occupations During Past 5 Years: Assistant U.S. Secretary of ASA
   Limited from 2002 to 2005, Chief Compliance Officer from 2004 to 2005; prior thereto, Special Counsel, Phillips, Lytle, Hitchcock, Blaine & Huber LLP

* By reason of being an officer of the Company or by reason of receipt of compensation from the Company other than for services as a director of the Company.

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

Item 2.        Code of Ethics.

               (a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

               (b)       Not applicable.

               (c) During the period covered by this report, there were no amendments to the code of ethics referred to in 2(a) above.

               (d) During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

               (e)       Not applicable.

               (f) A copy of the registrant's code of ethics is filed herewith.

Item 3.        Audit Committee Financial Expert.

               The registrant's board of directors has determined that Joseph C. Farrell, Chairman of the registrant's Audit Committee, is an "audit committee financial expert" as defined in the instructions to Item 3 of Form N-CSR. Mr. Farrell is "independent" as defined in Item 3 of Form N-SCR.

Item 4.        Principal Accountant Fees and Services.

               (a) Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant's annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings for 2006 and 2005 were $85,000 and $98,400, respectively. The amount shown for 2005 includes $18,400 for audit of the registrant's predecessor, ASA Limited ("ASA").

               (b) Audit-Related Fees - The aggregate fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant's financial statements for 2006 and 2005 were $0 and

                         $12,000 respectively. The figure for 2005 includes fees billed in connection with the review of registrant's procedures related to compliance with its Exemptive Order dated September 20, 2004.

               (c) Tax Fees - The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2006 and 2005 were $5,000 and $0, respectively. The figure for 2006 includes fees billed for non-U.S. tax advisory services

               (d) All Other Fees - There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2006 and 2005.

               (e)(1) The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 ("Exchange Act") which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

               (e)(2) None of the services described in paragraphs (b) - (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

               (f)       Not applicable.

               (g) The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for fiscal years ended November 30, 2006 and November 30, 2005 were $5,000 and $12,000, respectively.

               (h)       Not applicable.

Item 5.        Audit Committee of Listed Registrants.

               (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Joseph C. Farrell (Chairman), Malcolm W. MacNaught and Henry R. Breck.

               (b)       Not applicable.

Item 6.        Schedule of Investments.

               Included as part of the report to shareholders filed under
               Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                              ASA (BERMUDA) LIMITED

                      PROXY VOTING POLICIES AND PROCEDURES

         The following is a statement of the proxy voting policies and procedures of ASA (Bermuda) Limited ("Company").

         PROXY ADMINISTRATION

         The Company understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. The Company attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where the Company may not or cannot vote a proxy. For example, the Company may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting.

         Authority and responsibility to vote proxies with respect to the Company's portfolio securities has been delegated to the President and, in his absence or inability to act, the Secretary. In evaluating proxy proposals, the President (or Secretary, when appropriate) may consider information from various sources, including management of the company presenting a proposal as well as independent sources. The ultimate decision rests with the President (or Secretary, when appropriate), who is accountable to the Board of Directors of the Company.

         GENERAL PRINCIPLES

         In voting proxies, the Company will act solely in the best economic interests of its shareholders with the goal of maximizing the value of the Company's portfolio. These policies and procedures are designed to promote accountability of a portfolio company's management and board of directors to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company's managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the company's board of directors.

         The Company believes that the quality and depth of a portfolio company's management, including its board of directors, is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of management on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company's management will not be supported whenever it is determined not to be in the best interests of the Company and its shareholders.

         SPECIFIC POLICIES

         A.    ROUTINE MATTERS

               1. ELECTION OF DIRECTORS. In general, the Company will vote in favor of management's director nominees if they are running unopposed. The Company believes that management is in the best position to evaluate the qualifications of directors and the needs of a particular board. Nevertheless, the Company will vote against, or withhold its vote for, any nominee whom it feels is not qualified. When management's nominees are opposed in a proxy contest, the Company will evaluate which nominee's publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

               2. RATIFICATION OF SELECTION OF AUDITORS. In general, the Company will rely on the judgment of management in selecting the independent auditors. Nevertheless, the Company will examine the recommendation of management in appropriate cases, e.g., where there has been a change in auditors based upon a disagreement on accounting matters.

               3. STOCK OPTION AND OTHER EQUITY BASED COMPENSATION PLAN PROPOSALS. The Company will generally approve management's recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

         B. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER TRANSACTIONS

               Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, the Company does not have a general policy in regard to voting on those transactions. The Company will vote on a case-by-case basis on each transaction.

         C.    CHANGES IN CAPITAL STRUCTURE

               The Company evaluates proposed capital actions on a case-by-case basis and will generally defer to management's business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and the Company's vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

         D.    ANTI-TAKEOVER PROPOSALS

               In general, the Company will vote against any proposal which the Company believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

                    o Stagger the board of directors;

                    o Introduce cumulative voting;

                    o Introduce unequal voting rights;

                    o Create supermajority voting;

                    o Establish preemptive rights.

               In general, the Company will vote in favor of any proposals to reverse the above.

         E.    SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

               In general, the Company will vote in accordance with management's recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Company believes a proposal has substantial economic implications.

         F.    CONFLICT OF INTEREST

               In view of the fact that the Company is internally managed and does not have an investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of the Company's portfolio companies. The Company maintains a record of the affiliated persons of each director and officer of the Company including the President and Secretary. The Compliance Officer reviews proxy statement proposals to determine the existence of a potential conflict of interest. In the event that the President (or Secretary, when appropriate) has a personal conflict of interest, he shall remove himself from the voting process. In cases of a conflict of interest, a record shall be maintained confirming that the Company's vote was made solely in the interests of the Company and without regard to any other consideration.

               Date: November 10, 2005

Item 8.        Portfolio Managers of Closed-End Management Investment Companies.

               Unless otherwise indicated, the information set forth below is as of November 30, 2006.

               (a)(1) Mr. Robert J.A. Irwin is responsible for the day-to-day management of the registrant's portfolio and previously was responsible for the day-to-day management of ASA's portfolio. He has served the registrant as Chairman and Treasurer since 2003 and President since 2004. He previously served ASA as Chairman of the Board from 1993 to 2005 and as Treasurer from 1999 to 2005. The foregoing information is provided as of January 12, 2007.

                  (2) Mr. Irwin is not responsible for the day-to-day management of the portfolio of any other registered investment company or other pooled investment vehicle. In his capacity as a trustee of a charitable foundation (the "Foundation") he is responsible for the day-to-day management of an account (the "Account") maintained by the Foundation having total assets of $5,219,513. Mr. Irwin receives no compensation for his service as a trustee of the Foundation. The Account includes securities of two companies that are also held by the registrant. Those securities have been held by the Foundation since at least 1999 and have a total value of $1,386,982. Mr. Irwin's simultaneous management of the portfolios of the registrant and the Account could present potential conflicts of interest with respect to effecting trades in the same securities. However, registrant believes that these potential conflicts of interest do not have an adverse effect on the portfolio management of the registrant.

                  (3) Mr. Irwin's compensation consists of a fixed salary,
                      discretionary bonus and non-qualified pension benefit, each as determined annually by the registrant's Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Irwin's compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant including those not related to the registrant's portfolio.

                  (4) Mr. Irwin beneficially owns common shares of registrant having a value of over $100,000.

               (b)    Not applicable

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

               During the period covered by this report, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser", as defined in Rule 10b-18(a)(3) under the Exchange Act, of any common shares of the registrant.

Item 10.       Submission of Matters to a Vote of Security Holders.

               There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant provided disclosure in response to
               Item 22(b)(15) of Schedule 14A in its proxy statement dated January 3, 2007.

Item 11.       Controls and Procedures

               (a) The Chairman of the Board, President and Treasurer, in his capacities as principal executive officer and principal financial officer of the registrant, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

               (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.       Exhibits.

               (a)(1) The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

                  (2) The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

                  (3)    Not applicable.

               (b) The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and
                         Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  ASA (Bermuda) Limited



Date:  January 12, 2007           By: /s/ Robert J.A. Irwin
                                      ------------------------------------------
                                                 Robert J.A. Irwin
                                  Chairman of the Board, President and Treasurer




         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.




Date:  January 12, 2007           By: /s/ Robert J.A. Irwin
                                      ------------------------------------------
                                                 Robert J.A. Irwin
                                  Chairman of the Board, President and Treasurer
                                         (Principal Executive Officer and
                                           Principal Financial Officer)